EXHIBIT 10 (a)

SECOND AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT

SECOND AMENDMENT, dated as of March 18, 2005 (this “Amendment”), to the Credit Agreement initially dated as of March 25, 2003, amended and restated as of July 1, 2004 and amended as of September 30, 2004 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) among K2 Inc. and each of its Subsidiaries party hereto, each of the lending institutions from time to time party hereto (such lending institutions, together with their respective successors and assigns, are referred to herein individually as a “Lender” and collectively as the “Lenders”), JPMorgan Chase Bank, N.A., as a contractual representative for the Lenders (the “Administrative Agent”), Bank One, NA, a national banking association having its principal office in Chicago, Illinois, as a contractual representative for the Lenders (the “Collateral Agent”), and acting through its London branch as the “U.K. Security Trustee”. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

W I T N E S S E T H :

WHEREAS, the Obligated Parties have requested that the Lenders amend the Credit Agreement in the manner provided for herein; and

WHEREAS, the Administrative Agent and the Lenders are willing to amend the Credit Agreement in the manner and on the conditions provided for herein.

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties agree as follows:

1. Amendment to Section 6.13 of the Credit Agreement: Section 6.13 of the Credit Agreement is hereby amended by deleting the “and” at the end of clause (a) thereof and substituting “,” in lieu therefor and striking the “.” ending clause (b) thereof and substituting in lieu therefor the following:

“and (c) the Parent may make restricted payments in the form of repurchases of its own Capital Stock in an aggregate amount not to exceed $50,000,000 less any amount used to prepay, purchase, or redeem the 2004 Senior Notes, the Convertible Subordinated Debentures, the 2003 Convertible Notes and its other Subordinated Indebtedness as provided in Section 6.34, provided that no Default exists or would result therefrom and Unused Availability after giving effect to any such transactions exceeds $50,000,000.”

2. Amendment to Section 6.34 of the Credit Agreement: Section 6.34 of the Credit Agreement is hereby amended by deleting the last sentence thereof in its entirety and substituting in lieu therefor the following:

“Notwithstanding the foregoing, the Parent may prepay, purchase, or redeem the 2004 Senior Notes, the Convertible Subordinated Debentures, the 2003 Convertible Notes and its other Subordinated Indebtedness for an aggregate amount not to exceed $50,000,000 less any amount used to repurchase Capital Stock as provided in Section 6.13, provided that no Default exists or would result therefrom and Unused Availability after giving effect to any such transactions exceeds $50,000,000.”

3. Effectiveness. This Amendment shall become effective on the date the Administrative Agent has received counterparts of this Amendment executed by the Obligated Parties, the Administrative Agent and the Lenders.

4. Payment of Fees and Expenses. The Borrowers agree to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5. Representations and Warranties. After giving effect to this Amendment, each Obligated Party hereby confirms, reaffirms and restates the representations and warranties set forth in Section 5 of the Credit Agreement as if made on and as of the date hereof except for any representation or warranty made as of the earlier date, which representation or warranty shall have been true and correct in all material respects as of such earlier date.

6. Severability; Headings. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The section and subsection headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.

7. Continuing Effect of Other Documents. This Amendment shall not constitute an amendment or waiver of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Obligated Parties that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

8. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

(b) This Amendment may be executed by one or more of the parties to this Agreement in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrowers and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

OBLIGATED PARTIES:

K2 INC.

By:	/s/ DUDLEY W. MENDENHALL
Dudley W. Mendenhall
Senior Vice President - Finance

BRASS EAGLE, LLC
EX OFFICIO LLC
K2 EYEWEAR, LLC
WGP, LLC

By:	K2 Inc., its sole Member

	By:	/s/ DUDLEY W. MENDENHALL
Dudley W. Mendenhall
Senior Vice President - Finance

HILTON CORPORATE CASUALS, LLC
SHAKESPEARE COMPANY, LLC
SHAKESPEARE CONDUCTIVE FIBERS, LLC
WORTH, LLC

By:	K2 Inc., its Manager

	By:	/s/ DUDLEY W. MENDENHALL
Dudley W. Mendenhall
Senior Vice President - Finance

BRASS EAGLE CHALLENGE PARK, INC.
BRASS EAGLE MISSISSIPPI LLC
EX OFFICIO INTERNET COMPANY, LLC
J. DEBEER & SON, INC.
JT PROTECTIVE GEAR LLC
JT USA LLC
K2 BIKE, INC.
K-2 CORPORATION
K2 CORPORATION OF CANADA
K-2 INTERNATIONAL, INC.
K2 LICENSING & PROMOTIONS, INC.
K2 MERCHANDISING, INC.
K2 SNOWSHOES, INC.
MARMOT MOUNTAIN, LLC
MORROW SNOWBOARDS, INC.
RAWLINGS CANADA INCORPORATED
RAWLINGS SPORTING GOODS COMPANY
RIDE, INC.
RIDE SNOWBOARD COMPANY
SHAKESPEARE COMPANY (UK) LIMITED
SHAKESPEARE INDUSTRIES, INC.
SHAKESPEARE INTERNATIONAL LIMITED
SHAKESPEARE MONOFILAMENT UK LIMITED
SITCA CORPORATION
SMCA, INC.
SPORTS RECREATION COMPANY LTD.
STEARNS INC.
WORTH ACCESSORIES, INC.
WORTH BAT COMPANY, INC.

By:	/s/ DIANA C. CRAWFORD
Diana C. Crawford
Secretary

SATV, LLC
SOSPENDERS LLC

By: Stearns Inc., as sole Member

	By:	/s/ DIANA C. CRAWFORD
Diana C. Crawford
Secretary

SHAKESPEARE ALL STAR ACQUISITION LLC

By:	Shakespeare Company, LLC, as sole Member

	By:	K2 Inc., its Manager

		By:	/s/ DUDLEY W. MENDENHALL
Dudley W. Mendenhall
Senior Vice President - Finance

EARTH PRODUCTS, INC.
KATIN, INC.

By:	/s/ DIANA C. CRAWFORD
Diana C. Crawford
Secretary

MARKER USA, INC.
MIKEN SPORTS, LLC
VOLKL SPORTS AMERICA CORP.

By:	/s/ DUDLEY W. MENDENHALL
Dudley W. Mendenhall
Senior Vice President - Finance

ADMINISTRATIVE AGENT:
JPMORGAN CHASE BANK

By:	/s/ KEVIN D. PADGETT
Name:	Kevin D. Padgett
Title:	Vice President

K-2 SIGNATURE PAGE TO SECOND AMENDMENT DATED AS OF MARCH 18, 2005

Name of Institution:	Union Bank of California, N.A.

By:	/s/ NANCY A. PERKINS
Name: Nancy A. Perkins
Title: Vice President

K-2 SIGNATURE PAGE TO SECOND AMENDMENT DATED AS OF MARCH 18, 2005

Name of Institution:	General Electric Capital Corporation

By:	/s/ LAWRENCE E. RIDGEWAY
Name: Lawrence E. Ridgeway
Title: Duly Authorized Signatory

K-2 SIGNATURE PAGE TO SECOND AMENDMENT DATED AS OF MARCH 18, 2005

Name of Institution:	Wells Fargo Bank, N.A.

By:	/s/ JUTTA S. GRAHAM
Name:
Title:

K-2 SIGNATURE PAGE TO SECOND AMENDMENT DATED AS OF MARCH 18, 2005

Name of Institution:	La Salle Bank National Association

By:	/s/ NICHOLAS DEVILDER
Name: Nicholas Devilder
Title: AVP

K-2 SIGNATURE PAGE TO SECOND AMENDMENT DATED AS OF MARCH 18, 2005

Name of Institution:	SUNTRUST BANK

By:	/s/ MARK PICKERING
Name: Mark Pickering
Title: Vice President

K-2 SIGNATURE PAGE TO SECOND AMENDMENT DATED AS OF MARCH 18, 2005

Name of Institution:	THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ KIRK WOLVERTON
Name: Kirk Wolverton
Title: Vice President

K-2 SIGNATURE PAGE TO SECOND AMENDMENT DATED AS OF MARCH 18, 2005

Name of Institution:	WELLS FARGO FOOTHILL, LLC

By:	/s/ DENNIS KING
Name: Dennis King
Title: Vice President

K-2 SIGNATURE PAGE TO SECOND AMENDMENT DATED AS OF MARCH 18, 2005

Name of Institution:	BANK OF THE WEST

By:	/s/ ALYSSA PEARSON
Name: Alyssa Pearson
Title: Vice President